UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2008

Platinum Studios, Inc.
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	333-145871 (Commission File Number)	20-5611551 (IRS Employer Identification No.)

11400 W. Olympic Blvd., 14th Floor, Los Angeles, CA 90064
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (310) 807-8100

Copies to:
Gregory Sichenzia, Esq.
Marcelle S. Balcombe, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Items

On June 12, 2008, Platinum Studios, Inc. (the “Company”) received a valuation of its intellectual property which consists of a library of comic characters. The valuation provides that the fair market value of a 100% equity interest in the intellectual property held and controlled by the Company under a going-concern premise is $150,038,000. The valuation was conducted by Sanli Pastore & Hill, Inc. (“SP&H”) at the request of the Company. In performing the valuation SP&H used the American Society of Appraisers definition of fair market value. A copy of the valuation is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description

99.1	Valuation Report by Sanli Pastore & Hill dated June 12, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Platinum Studios, Inc.

Date: June 20, 2008	/s/ Brian Kenneth Altounian Brian Kenneth Altounian President & Chief Operating Officer